                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               DW BALANCED INCOME
                           30 day Yield as of 1/30/98
                                    Class A



                                  6
            YIELD = 2{[((a-b)/c*d)+1]-1}



            WHERE:     a = Dividends and interest earned during the period

                       b = Expenses accrued for the period

                       c = The average daily number of shares outstanding
                           during the period that were entitled to receive dividends

                       d = The maximum offering price per share on the last
                           day of the period


                                                        6
            YIELD = 2{[((3,590.29-1,019.26))/67,207.292*13.10)+1]-1}

                  = 3.529979%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               DW BALANCED INCOME
                           30 day Yield as of 1/30/98
                                    Class B



                                  6
            YIELD = 2{[((a-b)/c*d)+1]-1}



            WHERE:     a = Dividends and interest earned during the period

                       b = Expenses accrued for the period

                       c = The average daily number of shares outstanding
                           during the period that were entitled to receive dividends

                       d = The maximum offering price per share on the last
                           day of the period


                                                                     6
            YIELD = 2{[((144,345.16-61,366.82))/2,702,480.132*12.40)+1]-1}

                  = 2.989860%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               DW BALANCED INCOME
                           30 day Yield as of 1/30/98
                                    Class C



                                  6
            YIELD = 2{[((a-b)/c*d)+1]-1}



            WHERE:     a = Dividends and interest earned during the period

                       b = Expenses accrued for the period

                       c = The average daily number of shares outstanding
                           during the period that were entitled to receive dividends

                       d = The maximum offering price per share on the last
                           day of the period


                                                           6
            YIELD = 2{[((130,594.19-55,561.06))/2,444,875.777*12.40)+1]-1}

                  = 2.988433%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                               DW BALANCED INCOME
                           30 day Yield as of 1/30/98
                                    Class D



                                  6
            YIELD = 2{[((a-b)/c*d)+1]-1}



            WHERE:     a = Dividends and interest earned during the period

                       b = Expenses accrued for the period

                       c = The average daily number of shares outstanding
                           during the period that were entitled to receive dividends

                       d = The maximum offering price per share on the last
                           day of the period


                                                    6
            YIELD = 2{[((45.02-10.58))/844.946*12.42)+1]-1}

                  = 3.970617%

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER BALANCED INCOME FUND (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                  _                              _
                 |        ______________________|
FORMULA:         |       |           |
                 |  /\ n |          ERV        |
            T  = |    \  |     -------------  |-1
                 |     \ |           P       |
                 |      \|           |
                 |_                  _|

            T   = AVERAGE ANNUAL COMPOUND RETURN
            n   = NUMBER OF YEARS
            ERV = ENDING REDEEMABLE VALUE
            P   = INITIAL INVESTMENT

                                                                   (A)
  $1,000       ERV AS OF     AGGREGATE      NUMBER OF         AVERAGE ANNUAL
INVESTED - P   31-Jan-98    TOTAL RETURN    YEARS - n      COMPOUND RETURN - T
------------   ---------    ------------    ---------      -------------------
28-Jul-97       $991.10        -0.89%          0.51                NA

(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                  _                              _
                 |        ______________________|
FORMULA:         |       |           |
                 |  /\ n |          EV         |
            t  = |    \  |     -------------  |-1
                 |     \ |           P       |
                 |      \|           |
                 |_                  _|

                   EV
            TR = ------ - 1
                   P

            t  = AVERAGE ANNUAL COMPOUND RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n  = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                (C)                              (B)
  $1,000        EV AS OF       TOTAL         NUMBER OF      AVERAGE ANNUAL
INVESTED - P    31-Jan-98    RETURN - TR     YEARS - n    COMPOUND RETURN - t
------------    ---------    -----------     ---------    -------------------
28-Jul-97       $1,046.00        4.60%          0.51              NA

(D) GROWTH OF $10,000*
(E) GROWTH OF $50,000*
(F) GROWTH OF $100,000*

FORMULA:    G  = (TR+1)*P
            G  = GROWTH OF INITIAL INVESTMENT
            P  = INITIAL INVESTMENT
            TR = TOTAL RETURN SINCE INCEPTION

                 TOTAL          (D) GROWTH OF           (E) GROWTH OF           (F) GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT - G  $50,000 INVESTMENT - G  $100,000 INVESTMENT - G
------------   -----------   ----------------------  ----------------------  -----------------------
28-Jul-97         4.60             $9,911                   $50,208                 $101,462

* INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4.00% & 3.00% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER BALANCED INCOME FUND (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                  _                              _
                 |        ______________________|
FORMULA:         |       |           |
                 |  /\ n |          ERV        |
            T  = |    \  |     -------------  |-1
                 |     \ |           P       |
                 |      \|           |
                 |_                  _|

            T   = AVERAGE ANNUAL COMPOUND RETURN
            n   = NUMBER OF YEARS
            ERV = ENDING REDEEMABLE VALUE
            P   = INITIAL INVESTMENT


                                                        (A)
  $1,000          ERV AS OF       NUMBER OF         AVERAGE ANNUAL
INVESTED - P      31-Jan-98       YEARS - n       COMPOUND RETURN - T
------------      ---------       ---------       -------------------
28-Jul-97          $992.00           0.51                 NA


(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                  _                              _
                 |        ______________________|
FORMULA:         |       |           |
                 |  /\ n |          EV         |
            t  = |    \  |     -------------  |-1
                 |     \ |           P       |
                 |      \|           |
                 |_                  _|

                   EV
            TR = ------ - 1
                   P


            t  = AVERAGE ANNUAL COMPOUND RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n  = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                   (C)                             (B)
  $1,000          EV AS OF        TOTAL        NUMBER OF      AVERAGE ANNUAL
INVESTED - P      31-Jan-98     RETURN - TR    YEARS - n    COMPOUND RETURN - t
------------      ---------     -----------    ---------    -------------------
28-Jul-97         $1,041.90         4.19%         0.51              NA


(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:    G  = (TR+1)*P
            G  = GROWTH OF INITIAL INVESTMENT
            P  = INITIAL INVESTMENT
            TR = TOTAL RETURN SINCE INCEPTION

                 TOTAL           (D) GROWTH OF            (E) GROWTH OF            (F) GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT - G   $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------   -----------    ----------------------   ----------------------    -----------------------
28-Jul-97         4.19               $10,419                 $52,095                    $104,190

          SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER BALANCED INCOME FUND - CLASS C




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                  _                              _
                 |        ______________________|
FORMULA:         |       |           |
                 |  /\ n |          ERV        |
            T  = |    \  |     -------------  |-1
                 |     \ |           P       |
                 |      \|           |
                 |_                  _|


            T   = AVERAGE ANNUAL TOTAL RETURN
            n   = NUMBER OF YEARS
            ERV = ENDING REDEEMABLE VALUE
            P   = INITIAL INVESTMENT


                                                       (A)
  $1,000           ERV AS OF       NUMBER OF      AVERAGE ANNUAL
INVESTED - P       31-Jan-98       YEARS - n     TOTAL RETURN - T
------------       ---------       ---------     ----------------
31-Jan-97          $1,134.20             1            13.42%
28-Mar-95          $1,442.60        2.8474            13.73%



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                  _                              _
                 |        ______________________|
FORMULA:         |       |           |
                 |  /\ n |          EV         |
            t  = |    \  |     -------------  |-1
                 |     \ |           P       |
                 |      \|           |
                 |_                  _|

                   EV
            TR = ------ - 1
                   P


            t  = AVERAGE ANNUAL COMPOUND RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n  = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                 (C)                              (B)
  $1,000        EV AS OF        TOTAL         NUMBER OF      AVERAGE ANNUAL
INVESTED - P    31-Jan-98     RETURN - TR     YEARS - n    COMPOUND RETURN - t
------------    ---------     -----------     ---------    -------------------
31-Jan-97       $1,144.20        14.42%              1           14.42%
28-Mar-95       $1,442.60        44.26%         2.8474           13.73%



(D) GROWTH OF $10,000
(E) GROWTH OF $50,000
(F) GROWTH OF $100,000

FORMULA:    G  = (TR+1)*P
            G  = GROWTH OF INITIAL INVESTMENT
            P  = INITIAL INVESTMENT
            TR = TOTAL RETURN SINCE INCEPTION


                                        (D)                       (E)                          (F)
  $10,000*        TOTAL              GROWTH OF                 GROWTH OF                    GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G     $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------    -----------    ----------------------     ----------------------      -----------------------
28-Mar-95          44.26              $14,426                    $72,130                     $144,260

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER BALANCED INCOME FUND (D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)

                  _                              _
                 |        ______________________|
FORMULA:         |       |           |
                 |  /\ n |          EV         |
            t  = |    \  |     -------------  |-1
                 |     \ |           P       |
                 |      \|           |
                 |_                  _|

                   EV
            TR = ------ - 1
                   P


            t  = AVERAGE ANNUAL COMPOUND RETURN
            n  = NUMBER OF YEARS
            EV = ENDING VALUE
            P  = INITIAL INVESTMENT
            TR = TOTAL RETURN

                                   (B)                            (A)
  $1,000        EV AS OF         TOTAL       NUMBER OF       AVERAGE ANNUAL
INVESTED - P    31-Jan-98     RETURN - TR    YEARS - n     COMPOUND RETURN - t
------------    ---------     -----------    ---------     -------------------
28-Jul-97       $1,047.90        4.79%          0.51               NA

(C) GROWTH OF $10,000
(D) GROWTH OF $50,000
(E) GROWTH OF $100,000


FORMULA:    G  = (TR+1)*P
            G  = GROWTH OF INITIAL INVESTMENT
            P  = INITIAL INVESTMENT
            TR = TOTAL RETURN SINCE INCEPTION


$10,000          TOTAL            (C) GROWTH OF             (D) GROWTH OF               (E) GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT - G    $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------   -----------    ----------------------    ----------------------     -----------------------
28-Jul-97         4.79               $10,479                   $52,395                     $104,790